OTHER CURRENT ASSETS - NET	12 Months Ended
Dec. 31, 2012
OTHER CURRENT ASSETS - NET

6. OTHER CURRENT ASSETS — NET

Other current assets consist of the following:

	As of December 31,
	2011	2012	2012
	(RMB’000)	(RMB’000)	(US$’000)

VAT recoverable	282,560	162,195	26,034
Income taxes recoverable	57,548	48,268	7,748
Unbilled solar systems integration revenue	—	60,822	9,763
Other receivables — net	128,115	20,064	3,220
Prepaid expenses	60,349	65,435	10,503

	528,572	356,784	57,268

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.

Unbilled solar systems integration revenue represents amounts recognized as revenue for which invoices have not yet been sent to customers as of the balance sheet date.

The balance of other receivables as of December 31, 2011 includes RMB57,021,000 and RMB104,505,000, respectively, for export VAT refund receivable and an advanced payment to one supplier which was reclassified from advance to suppliers to other receivables in 2011 because the Group has claimed the counterparty’s breach of a supply contract and thus is seeking monetary recovery of the outstanding deposit through legal methods. A provision of RMB54,456,000 and RMB50,048,000 (US$8,033,258) are recorded for the years ended December 31, 2011 and 2012, respectively, as a result of the Group’s assessment of probable loss.